UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
 (Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2022

Date of reporting period:  February 28, 2022

Item 1. Reports to Stockholders.

(a)

The American Trust
Allegiance Fund

67 Etna Road, Suite 360
Lebanon, New Hampshire  03766

Annual Report

For The Year Ended

February 28, 2022

American Trust Allegiance Fund

April 2022

Dear Fellow Shareholders,

At the time we write this in early April:  We have witnessed the chilling invasion of a European country by its neighbor – a first since the events of WWII nearly eighty years ago – accompanied by death, destruction and displacement; inflation has been re-ignited and then stoked to forty year highs on the back of massive fiscal stimulus followed by war and pandemic-driven supply chain breakdowns; interest rates are finally set to be unleashed by central bankers who, after a near 15-year rate chokehold in the aftermath of 2008, fear they have now lost control of inflation; and commodity prices are high and volatile, setting the stage for spot shortages and on-going inflationary pressures.  Yet, despite all these events and pressures, the stock market as measured by the S&P 500® Index, or the “S&P 500”, is within 5% of its all-time high set in early January of this year.  How can this be, and what are we seeing and doing in this context?

We are ardent believers in listening to the market (i.e. tapping the informational value that comes from stock prices), alongside our belief in holding our own convictions.  If this sounds contradictory, we’ll concede that it does, but we are experienced practitioners of this seeming duality.  From years of security analysis and grounded by conversations with our portfolio companies, we have a sense of what business conditions are like and what company stocks might be worth.  When we see a valuation disparity between our assessment and the market’s, we listen, and we may act, but we will always keep listening.  Beneath the headline indices, such as the U.S. benchmark S&P 500, lies a world of mid-cap and small-cap company stocks with very different risk and return profiles.  Additionally, the American Trust Allegiance Fund is not limited to U.S. domiciled companies – opening another set of opportunities with its own risks and potential for reward.

So, notwithstanding the seeming state of the world and the apparent risks, we are nonetheless continuing to find what we believe are reasonable tradeoffs in the search for risk-adjusted returns, and we are acting accordingly.  Despite the dour headlines, our stewardship of the Fund has shown constancy of purpose and consistency in our approach.  Eschewing market-driven sentiment and focusing on underlying value has been and will be our analytical and portfolio North Star.  In the Portfolio Manager’s Q&A section of this shareholder letter, we discuss in more detail our application of this approach and its implications for the Fund.

In the past year we took actions to lessen portfolio risk, including carrying above normal cash balances in the Fund and keeping a relatively low exposure to high-flying technology companies owing to perceived valuation risk.  Although it shifted over the course of the year, particularly after August, we have in general maintained a large exposure to developed international and

American Trust Allegiance Fund

selected emerging markets to diversify risk.  We believe these actions were successful in reducing risk but note that we did somewhat lag the broader market in terms of performance.

For the fiscal year ended February 28, 2022, the Fund had a total return of 14.24%.  This compares to the 16.39% return recorded by the S&P 500.  Differences in performance relative to the S&P 500 on a full year basis, which net to -2.15%, are attributable to the following:

1)
All the difference, and then some, pertains to our allocation to overseas stocks.  As the broader U.S. stock market rallied significantly, international stocks were generally laggards or, in some cases, down significantly.  Exposure to Asia was a drag on relative performance.  We have kept our exposure to Japan through investments in Sony and Nintendo, but during the fiscal year Japan’s benchmark Nikkei index was down 15.29% in dollar terms.  Chinese stocks also fared poorly, and here we decided in late August to exit three “Greater China” stocks – Alibaba, Hong Kong insurer AIA and real estate giant CapitaLand.  Anti-capitalist and anti-democratic policies being implemented by the Chinese government pose an on-going risk to these high-quality companies – a risk which we unfortunately do not see abating anytime soon.  Altogether, our international exposure hurt performance relative to the S&P 500 by over 4.5%.

2)
Against this deficit, we gained back over 2% versus the market that was attributable to decisions we made on sector weights.  We started the year with nearly double the market’s weight in energy and triple the market’s exposure to real estate.  These were the two leading sectors in the period, with energy in particular a standout.  Conversely, we were at half the market’s weighting in communication services – the sector with the worst performance owing to phone company underperformance and regulatory/public pressure on some social media companies.

3)
The remaining net positive difference to the index pertains to a slight drag from an average 6% Fund cash level held during the year, plus fees, and lastly the positive impact of “style” – a euphemism for our success in stock-picking and the effect of our overall investing philosophy.  Our GARP (Growth At a Reasonable Price) investment discipline aided relative performance as more value-oriented stocks fared better than the choppy performance of growth and especially momentum style stocks.  As we explore numerically in the Fund Statistical Snapshot section of this Annual Report, we are positioned in stocks that are generally less expensive but have higher long-term earnings growth prospects than the overall market.  We believe this positioning reduces risk while generating upside over time.

American Trust Allegiance Fund

As we look forward from here – in an environment characterized by inflationary pressures, rising interest rates and geopolitical uncertainty – we believe that our GARP orientation and individual stock selection should serve us well.  Our emphasis on high quality franchises built on solid balance sheets has been a differentiator on a relative basis this year as valuations have come under pressure.  We expect this could continue to be the case in the months and quarters ahead.  We see on-going inflationary pressures putting pressure on interest rates, a potential catalyst not only for interest-correlated sectors such as financials but also putting pressure on some overly extended growth stocks – we believe to the relative benefit of our overall value orientation. Additionally, specific commodity-linked equities in the pulp, oil, liquified natural gas and uranium industries, coupled with several real estate stocks, should fare well in an inflationary environment.

We are confident in the companies in which we are invested in the Fund – and in the value we believe is inherent in their shares.  Again, in this year’s Annual Report, we invite you to share our confidence in these companies and their prospects through an “under the hood” look at the portfolio and the investment process.  Our invitation has three parts: a) a statistical ‘snapshot’ of selected value and growth measures for the portfolio, the significance of which we will explain; b) an extended Question & Answer dialogue with the co-portfolio managers of the Fund which will give you a perspective on both the big picture investment opportunities in which we are investing as well as the security analysis which underpins our stock selections; and lastly, c) we welcome your questions on any and all stocks in the portfolio via email or through a telephone conversation.

The last part of our invitation is unusual but is a hallmark of our firm and its philosophy.  Very few fund managers invite shareholders to call them directly, but we do!  As you read through the following sections of this report – the Fund Snapshot and the Portfolio Manager Q&A, please do call us if you have questions.  We always stand ready to talk about the Fund or its investments, or if you would like to discuss ways in which our investment advisory firm might be able to assist you more broadly.  While we know many of you personally, there are those to whom we have not spoken, and we would love to rectify that situation.

We appreciate your support of, and investment in, the American Trust Allegiance Fund.  Thank you, and we look forward to sharing with you the fruit of our work as we work through the still formidable challenges ahead in 2022 and into 2023.

Sincerely yours,

Paul H. Collins	Carey Callaghan

American Trust Allegiance Fund

Paul Collins is President of American Trust Investment Advisors (ATIA), the Advisor to the American Trust Allegiance Fund. He co-founded American Trust Company, the predecessor business to ATIA, in 1991. Mr. Collins worked in the Investment Division of The First Church of Christ, Scientist, Boston, Massachusetts for eight years. He then joined State Street Bank as a Senior Trust Officer. He also served on State Street’s Investment Policy Committee. Besides managing over three hundred trusts, Mr. Collins also managed the investments of four of State Street’s common trust funds. He graduated from Ohio Wesleyan University with a major in Economics.

Carey Callaghan is Chief Investment Officer at American Trust Investment Advisors.  He was previously in the equity research departments at Goldman Sachs and Lehman Brothers.  While on Wall Street, Mr. Callaghan served as a research analyst covering numerous industries, and also as a Research Director.  He was rated a top analyst by Institutional Investor and Greenwich Associates in several categories in both the U.S. and Latin America.  Mr. Callaghan graduated from Dartmouth College with a major in economics and environmental studies and received an M.B.A. from Columbia’s Graduate School of Business.  He is currently an adjunct Professor at Wheaton College (MA) teaching Investments, with an emphasis on security analysis.

FUND STATISTICAL SNAPSHOT

While the investing world is classically divided between “growth” and “value” in terms of investment style, we have a GARP (Growth At a Reasonable Price) investment discipline that combines elements of both.  We want to invest in companies that are growing sales and earnings at a robust pace, but we do not want to “pay” too much for the shares of these companies.

Shown below are relevant valuation and growth statistics for the Fund as compared to the S&P 500.  The first four measures are valuation measures (see definitions below if you are unfamiliar with what these mean).  For these four

American Trust Allegiance Fund

valuation measures, a lower number represents a ‘less expensive’ stock, all else being equal.  The fifth measure is dividend yield, where a higher number is favorable.  The last two rows pertain to future and historical earnings per share growth.  For these two measures, a higher number is favorable.

A quick glance at the numbers below shows that, across the first four valuation measures, the Fund is invested in securities that are less expensive than the S&P 500.  As to growth, the historical earnings growth measure is below while the long-term earnings growth number is higher versus the S&P 500 metric. We leave it to you to judge the magnitude of these differences and their potential, but we believe that the positioning of the American Trust Allegiance Fund puts it in a relatively advantageous position.

Selected Valuation & Growth Measures at 12/31/2021

	Allegiance Fund	S&P 500
Price/NTM Earnings	16.56	19.70
Price/Book	2.54	3.70
Price/Sales	1.21	2.51
Price/Cash Flow	8.64	12.74
Dividend Yield %	1.66	1.62
Long-Term Earnings Growth %	15.60	13.66
Historical Earnings Growth %	6.00	20.08

Source: American Trust Investment Advisors, FactSet, Morningstar

NTM P/E ratio – Next Twelve Months price-to-earnings ratio is a commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

EPS – Earnings per share.  The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company.

Price/Book – The price-to-book ratio is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share; a lower Price/Book could mean the company is undervalued.

Price/Sales – The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.  It can be calculated either by dividing the

American Trust Allegiance Fund

company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period; a low price/sales ratio could mean undervaluation.

Price/Cash Flow – The price-to-cash flow ratio is a ratio used to compare a company’s market value to its cash flow.  It is calculated by dividing the company’s market cap by the company’s operating cash flow in the most recent fiscal year (or the most recent four fiscal quarters); or, equivalently, divide the per-share stock price by the per-share operating cash flow; a low single digit ratio may indicate the stock is undervalued.

Dividend Yield % – Dividend Yield percentage is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price.  Dividend yield is represented as a percentage and calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.  Dividend yield is a way to measure how much cash flow you are getting for each dollar invested in an equity position.

Long-Term Earnings % – Earnings are what remains of a firm’s revenues after it pays expenses, costs and taxes.  Projected earnings growth is an estimate of a company’s expected long-term growth in earnings; companies whose earnings grow faster than those of their industry peers usually see better price performance for their stocks.

Historical Earnings % – The historical earnings growth rate for a stock is a measure of how the stock’s earnings per share (EPS) have grown over the last five years.  The historical earnings growth rate can tell investors how quickly a company’s profits are growing.  A company may increase its earnings per share by increasing its sales, decreasing its costs or reducing the number of shares outstanding in the marketplace.

Portfolio Managers’ Q & A Session

A discussion with Paul Collins and Carey Callaghan, co-portfolio managers of the American Trust Allegiance Fund.

Q:  Gentlemen, at the time of this interview war is raging in the Ukraine, China is partially locking down Shanghai and other cities to combat the pandemic, and commodity prices are high but volatile.  How do you navigate and then steer the Fund through such choppy waters?

A: (Paul) – First, let me just say how disheartening it is to see an invasion of a peaceful country on a continent that hasn’t seen such a violation since the end of WWII.  Especially disheartening is the tremendous human toll of death, injury, displacement and loss.  If there is a silver lining, it is the light it has shown on the vicious intent of the aggressor nation’s leadership, and the resulting coalescence of Western resolve.  The Ukraine situation, coupled with high inflation, rising interest rates and high commodity prices, makes this a complex time for investing.  Any single one of these would be an investing challenge in its own right; all four at once makes for much more complexity.  Since this is a hard question, I’ll now turn it over to Carey.

American Trust Allegiance Fund

A: (Carey) – Er, thank you Paul.  As to navigation, we don’t attempt to time the market, although from time to time we will make a “tactical tilt” by means of higher cash levels during times of substantial uncertainty.  Now is one of those times, with the Fund holding over 10% of net assets in cash and equivalents.  Our best navigation system comes by way of listening to our portfolio companies and what they are seeing in terms of the economic backdrop and more particularly the behavior of their customers and suppliers, and the performance of their employees.  These insights, together with our valuation work, give us the confidence to invest in portfolio companies, and sometimes the foresight to reduce or eliminate positions.

Q:  Paul, March of 2022 marked the 25th anniversary of the Allegiance Fund.  As you look back, what have been some of the constants in your management of the Fund, and what has changed?

A: (Paul) – There really are two enduring qualities, or constants as you say, that encapsulate all that we strive to do – insight and integrity.  They apply equally to both the investment process and our client service, in the sense that we need to have insight not only about our investing activities, but also about our clients, including the Fund and its shareholders.  Conversely, we need to have integrity not just with respect to client interactions, but also with respect to the investment process.  For the Fund specifically, understanding and rigorously applying the socially responsible screening criteria consistent with the Prospectus and SAI are paramount.

From a process standpoint, we are now much more involved in research of individual companies and industries.  In terms of investment philosophy, we have a larger exposure to what some call “value” stocks than we did at the outset.  Both of these changes – to process and investment philosophy – are particularly helpful to building conviction in today’s uncertain markets.

Q:  As Chief Investment Officer, Carey, what do you see in your crystal ball that informs you about where we are in today’s markets?

A: (Carey) – Well, I certainly wish I had a crystal ball.  It would be very helpful!  But we do have something arguably as good as a crystal ball.  These are the insights and on-the-ground intelligence we derive from the companies in which we invest, and from investment candidates that we are researching for investment.

U.S. companies with a domestic focus, and even most multi-nationals, continue to see good end market demand owing to the resiliency of the U.S. consumer.  For now.  Fiscal stimulus has helped, here, but so too has the strong job market and rising wages.  But inflation and the pressure it is putting on interest rates are clouds on the horizon, and consumer spending will be put to a test in the coming months.  Already, for instance, the combination of soaring home prices and now rising interest rates is putting home ownership out of reach for many.

American Trust Allegiance Fund

As wages rise, so too do prices in what could become a feedback loop that will entrench inflationary pressure.  The Federal Reserve has been slow to address these pressures, and we believe they will prove sticky.  This could lead to a period of “stagflation” like we had in the 1970s – a slower growing or even stagnant economy, coupled with inflation.  In an environment like that, having some hard asset exposure is helpful.  Think energy, raw materials, industrials, real estate and some utilities.

Q:  You mentioned rising inflation and interest rates.  How do these impact the “growth” school of investing, as opposed to the “value” school of investing, and what does that imply for the Fund?

A: (Carey) – I am going to return the favor from earlier in our conversation and let Paul answer the harder part of your question, on the impact of inflation and interest rates.  But first, on value versus growth, value has been a laggard for the past fifteen years.  While ATIA has evolved from being more growth-oriented to having a significant value component in recent years, we nonetheless maintain an overall orientation we would describe as GARP (“Growth at a Reasonable Price”).  Still, the increasing proportion of “value” positions in recent years has hurt relative performance, while reducing risk in our opinion and better positioning the investments for long-term growth.  Since the market highs of early January, we believe there has been a reassessment of risk/reward with respect to momentum investing, relative sector attractiveness, and the merits of a more value-oriented investment approach. Okay, now to Paul for the hard part, on inflation and rates.

A: (Paul) – Right.  Thanks Carey.  Rising interest rates do favor the Financial sector, which sees higher net interest margins on deposits and better investment returns for insurance operations.  We are well positioned here, with the Fund’s largest holding being Berkshire Hathaway at 5.8%, followed by positions in Goldman Sachs, private equity firm KKR and our most recent addition, in March, of Equitable Holdings – an insurance industry leader with a large and valuable stake in asset manager AllianceBernstein.  Financials are often considered value stocks by dint of their lower relative valuations and higher dividend yields.  Other sectors poised to benefit from a possible rotation toward value, in our opinion, include Industrials, Energy, Real Estate, Materials and selected Utilities.  We have overweight positions, relative to the S&P 500, in each of these sectors.  Many companies in these sectors, particularly market share leaders, can pass along higher costs, insulating their profit margins to some degree.

Q:  What other changes have you made to the Fund in terms of your stock holdings or sector weightings?

A: (Paul) – Last August we exited our China exposure, consisting of Amazon rival Alibaba, Singapore-based real estate company CapitaLand and Hong Kong-based regional insurance giant AIA.  These are all fine companies – leaders in

American Trust Allegiance Fund

their respective fields – but China’s interventions in the ecommerce and real estate areas, and moves to restrict freedom in Hong Kong, unduly increased the risk of these investments.  Separately, we invested in Engineering & Construction giant Fluor Corporation (“FLR”) mid-year.  Together with an existing holding in Jacobs, our E&C holdings should position us well not only for an expected upturn in infrastructure spending in the U.S., but also for higher capital spending from the commodity-based industries and from the potential for reshoring of domestic manufacturing capacity given widespread supply constraints.

A: (Carey) – Fluor is also one of several “gift with purchase” stocks in our portfolio.  As a majority owner of NuScale, a maker of small modular nuclear reactors, Fluor is leading the way toward carbon free electric power production that is complementary to renewable sources.  NuScale could become an independent public company, a potential catalyst for FLR shares in our opinion.  Similarly, Exelon Corporation spun out its generation business, Constellation Energy, which owns the largest fleet of nuclear power plants in the U.S.  We bought Exelon for the value we perceived in Constellation, and in early March we exited Exelon and invested the proceeds in its newly spun offspring.  Our third nuclear investment is in Cameco Corporation – a Canadian based uranium mining and commercial nuclear fuel processing company set to benefit from more widespread use of nuclear power.  Still controversial in some quarters, we believe that the imperative to address climate change will necessitate growing use of nuclear power’s zero-emission capability.  We are positioned accordingly.

Q:  Since you started the Fund 25 years ago, the field of Socially Responsible Investing has evolved into what most now call ESG investing.  How has the Fund’s socially responsible focus changed during this period?

A: (Paul) – Ethical investing, or investing in accord with one’s ethics, has increasingly evolved from so-called negative screens, i.e. avoiding investing in certain areas, and more toward positive screens, which involve concentrating in areas that are aligned with one’s ethics.  Today, this type of investing is described as ESG, which is short for Environmental, Social and Governance.  Beneath the ESG banner, however, are many different approaches.  While the Fund since inception has avoided investments in certain sectors, we accompany that with an evolving set of proxy voting guidelines to address topics that we feel should be supported through our investing activity.  While we are not a huge Fund, our proxy votes certainly do count, and we can make our voices heard by directly expressing our conviction and concern in discussions with the managements of companies in which we invest.

A: (Carey) – Current areas of concern reflected in our proxy voting guidelines include diversity, equity and inclusion, climate change, management

American Trust Allegiance Fund

accountability, board independence, shareholder rights and corporate responsibility across a number of areas.  Our proxy voting guidelines do evolve over time, and we are happy to share these, upon request, with interested Fund shareholders.

Q:  What is your investment outlook for the Fund?

A: (Paul) – We believe that our GARP orientation and individual stock selection, emphasizing high quality franchises built on solid balance sheets, has served us well on a relative basis as valuations have come under pressure, which could well continue to be the case in the months and quarters ahead.  We see on-going inflationary pressures putting pressure on interest rates, a potential catalyst not only for interest-correlated sectors such as financials but also putting pressure on some overly extended growth stocks – we believe to the relative benefit of our overall value orientation. Additionally, specific commodity-linked equities in the pulp, oil, liquified natural gas and uranium industries, coupled with several real estate stocks, should fare well in an inflationary environment.

A: (Carey) – Risk management continues to be a hallmark of our portfolio management.  In addition to higher than usual cash levels, in December and at the start of January, we moved to further position the Fund away from general market risk through investment in four idiosyncratic opportunities.  We believe these will be less correlated to broad market trends and favored by company specific catalysts and attractive valuation levels.  We funded these investments by exiting enterprise software company Citrix Systems, Dutch lighting company Signify, Parsons Corporation (Engineering & Construction) and Brazil’s iron ore giant, Vale Corporation.

New investments with idiosyncratic opportunity/risk include:  1) IBM Corporation – an underappreciated and misunderstood high dividend stock with the opportunity to rerate to a higher multiple with success from their hybrid cloud exposure; 2) JBG Smith Properties – an off the radar screen DC area real estate developer poised to benefit from Amazon’s new DC-area headquarters; 3) Twitter – a differentiated but under-monetized social media platform on the brink of profitability and free cash flow returns, with activist investor pressure to realize value; and 4) Mohawk Industries – the leader in residential and commercial flooring in the U.S. and abroad and an inexpensive stock in our opinion, with tail winds from what we believe will be long-lived favorable housing supply and demand trends.

Q:  Thank you both for your time and insights.

A: (Paul) – Thank you.  We both very much enjoy discussing the Fund and our work at ATIA, and we look forward to speaking to our clients and fellow shareholders in the Fund at every opportunity.

American Trust Allegiance Fund

We invite you to please contact us if you have questions about the investments in the Fund, or if you would like to simply discuss our outlook (603-448-6415).

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies.  The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

The Fund is distributed by Quasar Distributors, LLC.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
American Trust Allegiance Fund vs the S&P 500® Index
for the 10-year period ending February 28, 2022

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	14.24%	9.22%	8.49%
S&P 500® Index	16.39%	15.17%	14.59%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

Gross Expense Ratio: 1.94%
Net Expense Ratio: 1.45%+

Expense ratio shown is as of the Fund's prospectus dated June 28, 2021.

+	American Trust Investment Advisors, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2022.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*	Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2022 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/21 – 2/28/22).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2022 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/21	2/28/22	9/1/21 – 2/28/22*
Actual	$1,000.00	$ 997.80	$7.18
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2022 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2022

Shares	COMMON STOCKS: 82.53%	Value
	Administrative Support and Services: 0.43%
1,075	PayPal Holdings, Inc.*	$120,325

	Air Transportation: 1.99%
10,000	Alaska Air Group, Inc.*	561,400

	Apparel Manufacturing: 0.53%
2,570	VF Corp.	149,111

	Broadcasting (except Internet): 0.77%
4,640	Comcast Corp. – Class A	216,966

	Chemical Manufacturing: 2.35%
26,940	Cameco Corp.#	662,185

	Computer and Electronic
	Product Manufacturing: 11.85%
3,740	Apple, Inc.	617,549
5,500	International Business Machines Corp.	673,805
2,300	Northrop Grumman Corp.	1,016,922
2,755	NXP Semiconductors N.V.#	523,781
4,970	Sony Corp. – ADR	509,574
		3,341,631
	Construction of Buildings: 2.60%
8,160	Lennar Corp. – Class A	733,421

	Crude Petroleum Extraction: 3.97%
11,815	ConocoPhillips	1,120,771

	Food Manufacturing: 4.38%
9,170	Archer-Daniels-Midland Co.	719,386
7,885	Mondelez International, Inc. – Class A	516,310
		1,235,696
	Food Services and Drinking Places: 2.42%
88,177	Arcos Dorados Holdings, Inc. – Class A*#	681,608

	General Merchandise Stores: 3.96%
13,475	BJ’s Wholesale Club Holdings, Inc.*	847,173
1,350	Target Corp.	269,689
		1,116,862
	Heavy and Civil Engineering
	Construction: 3.67%
47,840	Fluor Corp.*	1,036,214

	Insurance Carriers and Related Activities: 5.77%
5,060	Berkshire Hathaway, Inc. – Class B*	1,626,537

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2022, Continued

Shares		Value
	Machinery Manufacturing: 0.94%
470	Lam Research Corp.	$263,834

	Miscellaneous Manufacturing: 4.73%
5,185	Hasbro, Inc.	503,204
13,065	Nintendo Co., Ltd. – ADR	830,542
		1,333,746
	Nonmetallic Mineral
	Product Manufacturing: 1.90%
3,800	Mohawk Industries, Inc.*	534,964

	Oil and Gas Extraction: 4.12%
8,755	Cheniere Energy, Inc.	1,163,540

	Other Information Services: 3.68%
1,640	Meta Platforms, Inc. – Class A*	346,089
19,420	Twitter, Inc.*	690,381
		1,036,470
	Paper Manufacturing: 2.58%
68,130	Suzano SA – ADR*	728,310

	Professional, Scientific, and
	Technical Services: 0.93%
2,125	Jacobs Engineering Group, Inc.	261,375

	Publishing Industries (except Internet): 4.89%
32,730	Dropbox, Inc. – Class A*	742,644
2,130	Microsoft Corp.	636,423
		1,379,067
	Real Estate: 1.19%
3,466	CBRE Group, Inc. – Class A*	335,682

	Securities, Commodity Contracts,
	and Other Finance: 4.55%
2,255	Goldman Sachs Group, Inc.	769,609
8,530	KKR & Co., Inc.	512,824
		1,282,433
	Telecommunications: 3.31%
32,410	America Movil SAB de CV – Class L – ADR	587,269
37,160	Telefonaktiebolaget LM Ericsson – ADR	344,845
		932,114

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2022, Continued

Shares		Value
	Utilities: 5.02%
3,716	Constellation Energy Corp.	$170,862
11,150	Exelon Corp.	474,544
20,320	NRG Energy, Inc.	768,909
		1,414,315
	TOTAL COMMON STOCKS (Cost $15,410,024)	23,268,577

	REITs: 7.50%
	Real Estate: 4.31%
4,565	Boston Properties, Inc.	558,345
24,640	JBG SMITH Properties	657,396
		1,215,741
	Warehousing and Storage: 3.19%
18,285	Iron Mountain, Inc.	899,256
	TOTAL REITs (Cost $1,861,870)	2,114,997

	MONEY MARKET FUND: 10.04%
2,831,043	Fidelity Investments Money Market
	Government Portfolio – Class I, 0.01%†	2,831,043
	TOTAL MONEY MARKET FUND (Cost $2,831,043)	2,831,043
	Total Investments in Securities
	(Cost $20,102,937): 100.07%	28,214,617
	Liabilities in Excess of Other Assets: (0.07)%	(21,154)
	Net Assets: 100.00%	$28,193,463

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of February 28, 2022.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2022

ASSETS
Investments in securities, at value (cost $20,102,937)	$28,214,617
Receivables:
Dividends and interest	30,304
Dividend tax reclaim	1,224
Prepaid expenses	12,588
Total assets	28,258,733

LIABILITIES
Payables:
Due to advisor	10,274
Administration fees	12,058
Audit fees	21,000
Transfer agent fees and expenses	5,895
Fund accounting fees	4,452
Custody fees	764
Shareholder reporting	6,823
Chief Compliance Officer fee	2,500
Accrued other expenses	1,504
Total liabilities	65,270

NET ASSETS	$28,193,463
Net asset value, offering and redemption
price per share [$28,193,463/944,671 shares
outstanding; unlimited number of
shares (par value $0.01) authorized]	$29.84

COMPONENTS OF NET ASSETS
Paid-in capital	$20,012,317
Total distributable earnings	8,181,146
Net assets	$28,193,463

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2022

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $24,855)	$450,724
Interest	142
Total income	450,866
Expenses
Advisory fees (Note 4)	266,874
Administration fees (Note 4)	82,649
Transfer agent fees and expenses (Note 4)	41,838
Fund accounting fees (Note 4)	28,834
Registration fees	22,977
Audit fees	21,000
Chief Compliance Officer fee (Note 4)	15,000
Trustee fees and expenses	14,136
Reports to shareholders	11,925
Legal fees	10,232
Custody fees (Note 4)	5,493
Miscellaneous expense	4,987
Insurance expense	2,555
Total expenses	528,500
Less: advisory fee waiver (Note 4)	(121,166)
Net expenses	407,334
Net investment income	43,532

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on investments	658,042
Net change in unrealized
appreciation/(depreciation) on investments	2,865,115
Net realized and unrealized gain on investments	3,523,157
Net increase in net assets resulting
from operations	$3,566,689

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2022	February 28, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$43,532	$52,667
Net realized gain/(loss) on investments	658,042	(632,062)
Net change in unrealized appreciation/
(depreciation) on investments	2,865,115	4,633,164
Net increase in net assets
resulting from operations	3,566,689	4,053,769
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(43,145)	(2,637,211)
Total dividends and distributions	(43,145)	(2,637,211)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	(577,668)	1,306,956
Total increase in net assets	2,945,876	2,723,514
NET ASSETS
Beginning of year	25,247,587	22,524,073
End of year	$28,193,463	$25,247,587

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	33,317	$984,179	23,243	$564,249
Shares issued in
reinvestment
of distributions	1,368	41,661	104,377	2,593,767
Shares redeemed	(54,956)	(1,603,508)	(75,129)	(1,851,060)
Net increase/
(decrease)	(20,271)	$(577,668)	52,491	$1,306,956

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value,
beginning of year	$26.16	$24.69	$27.05	$29.63	$26.05
Income from
investment operations:
Net investment
income/(loss)	0.05	0.06	0.15	0.05	(0.10)
Net realized and
unrealized gain/(loss)
on investments	3.68	4.41	0.47	(1.00)	4.34
Total from
investment operations	3.73	4.47	0.62	(0.95)	4.24
Less distributions:
From net
investment income	(0.05)	(0.00)^	(0.17)	—	—
From net realized
gain on investments	—	(3.00)	(2.81)	(1.63)	(0.66)
Total distributions	(0.05)	(3.00)	(2.98)	(1.63)	(0.66)
Net asset value, end of year	$29.84	$26.16	$24.69	$27.05	$29.63
Total return	14.24%	18.72%	1.31%	-2.79%	16.33%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$28,193	$25,248	$22,524	$24,656	$26,239
Ratio of expenses to
average net assets:
Before fee waiver	1.88%	1.93%	1.88%	1.84%	1.81%
After fee waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	(0.28)%	(0.24)%	0.06%	(0.21)%	(0.72)%
After fee waiver	0.15%	0.24%	0.49%	0.18%	(0.36)%
Portfolio turnover rate	14.27%	63.18%	46.04%	63.14%	41.95%

^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2022 there were no reclassifications between paid-in capital and distributable earnings.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of February 28, 2022, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 10 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$120,325	$—	$—	$120,325
Construction	1,769,635	—	—	1,769,635
Finance and Insurance	2,396,146	—	—	2,396,146
Health Care and
Social Assistance	681,608	—	—	681,608
Information	2,977,348	—	—	2,977,348
Management of Companies
and Enterprises	587,269	—	—	587,269
Manufacturing	7,587,293	—	—	7,587,293
Mining	1,782,956	—	—	1,782,956
Professional, Scientific,
and Technical Services	261,375	—	—	261,375
Real Estate, Rental,
and Leasing	335,682	—	—	335,682
Retail Trade	1,629,686	—	—	1,629,686
Transportation
and Warehousing	561,400	—	—	561,400
Utilities	2,577,854	—	—	2,577,854
Total Common Stocks	23,268,577	—	—	23,268,577
REITs	2,114,997	—	—	2,114,997
Money Market Fund	2,831,043	—	—	2,831,043
Total Investments
in Securities	$28,214,617	$—	$—	$28,214,617

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not currently enter into derivatives transactions. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Fund will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

American Trust Investment Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2022, the Fund incurred $266,874 in advisory fees.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses 1.45% of average daily net assets.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2022, the Advisor reduced its fees in the amount of $121,166; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
2/28/23	$106,468
2/29/24	107,016
2/28/25	121,166
$334,650

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended February 28, 2022 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.(“Foreside”). On July 7, 2021, Foreside announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside.  The Board approved continuing the distribution agreement with Quasar at the close of the transaction which occurred on September 30, 2021.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,766,049 and $6,386,997, respectively. There were no purchases and sales of U.S. government securities during the year ended February 28, 2022.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $1,300,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2022, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 28, 2022 and February 28, 2021 were as follows:

	February 28, 2022	February 28, 2021
Ordinary income	$43,145	$7
Long-term capital gains	$—	$2,637,204

As of February 28, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$20,102,937
Gross tax unrealized appreciation	8,689,949
Gross tax unrealized depreciation	(578,269)
Net tax unrealized appreciation (a)	8,111,680
Undistributed ordinary income	43,508
Undistributed long-term capital gain	25,958
Total distributable earnings	69,466
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$8,181,146

(a)	The book-basis and tax-basis net unrealized appreciation and cost are the same.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally, liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

•
Socially Responsible Investing Policy Risk. The Fund’s portfolio is subject to socially responsible investment criteria.  As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•	Small- and Medium-Sized Company Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger market capitalization stocks.

•
Large-Sized Companies Risk. The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

•
ADR Risk.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly- available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Emerging Markets Risk. Investing in securities of issuers located in emerging markets poses greater risk of social, political and economic instability, which could affect the Fund’s investments. Emerging market countries may have smaller securities markets and therefore less liquidity and greater price volatility than more developed markets.

•
Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Sector Emphasis Risk. If the Fund’s portfolio is overweighted in certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweight in that sector.

•
Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2022, Continued

NOTE 9 – BOARD OF TRUSTEES

Ms. Gail Duree retired as an Independent Trustee of the Board effective December 31, 2021. Mr. Joe Redwine became the Audit Chairman of the Board effective January 1, 2022.

NOTE 10 – SUBSEQUENT EVENTS

Effective April 1, 2022, the Advisor agreed to limit the total annual operating expenses to 1.39% of the average daily net assets.

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of The American Trust Allegiance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of February 28, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2022

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2022 (Unaudited)

For the year ended February 28, 2022, the Fund designated $43,145 as ordinary income, for purposes of the dividends paid deduction.

For the year ended February 28, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Tax Cuts and Jobs Act of 2017.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2022 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Fund was 0.00%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Sections 871(k)(1)(C) for the was 0.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-800-385-7003.

American Trust Allegiance Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2020 through June 30, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

David G. Mertens	Trustee	Indefinite	Partner and	1	Trustee,
(age 61)		term;	Head of		Advisors
615 E. Michigan Street		since	Business		Series Trust
Milwaukee, WI 53202		March	Development		(for series not
		2017.	Ballast Equity		affiliated with
			Management,		the Fund).
LLC (a privately-
held investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen
Investment
Management,
Inc. (a
privately-held
investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired;	1	Trustee,
(age 74)		term;	formerly		Advisors
615 E. Michigan Street		since	Manager,		Series Trust
Milwaukee, WI 53202		September	President,		(for series not
		2008.	CEO, U.S.		affiliated with
			Bancorp Fund		the Fund).
Services, LLC
and its
predecessors
(May 1991 to
July 2017).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)
Raymond B. Woolson	Chairman	Indefinite	President,	1	Trustee,
(age 63)	of the	term;	Apogee Group,		Advisors
615 E. Michigan Street	Board	since	Inc. (financial		Series Trust
Milwaukee, WI 53202		January	consulting		(for series not
		2020.	firm) (1998		affiliated with
	Trustee	Indefinite	to present).		the Fund);
		term;			Independent
		since			Trustee,
		January			DoubleLine
		2016.			Funds Trust
(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 53)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Executive	since	Services (February 1996 to present).
Milwaukee, WI 53202	Officer	December
	and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 60)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and
(age 50)	Treasurer	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street		since	Services (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 39)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 64)	President,	term;	Fund Services and Vice President, U.S.
615 E. Michigan Street	Chief	since	Bank N.A. (February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer	2009.
and
AML
Officer

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Michelle L.	Deputy	Indefinite	Vice President, U.S. Bank Global Fund
Sanville-Seebold	Chief	term;	Services (August 2014 to present).
(age 49)	Compliance	since
615 E. Michigan Street	Officer	September
Milwaukee, WI 53202		2021.

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 53)	President	term;	Fund Services (July 2007 to present).
2020 E. Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

Ryan Charles	Assistant	Indefinite	Assistant Vice President, U.S. Bank
(age 43)	Secretary	term;	Global Fund Services (May 2021 to
2020 E. Financial Way,		since	present); Chief Legal Officer and
Suite 100		December	Secretary Davis Selected Advisers, L.P.
Glendora, CA 91741		2021.	(2004 to 2021).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2022, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 18 and December 7-8, 2021, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and American Trust Investment Advisors, LLC (the “Advisor”)  on behalf of the American Trust Allegiance Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Advisor’s business continuity plan has operated throughout the COVID-19 pandemic.  The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor by videoconference to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2021, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification, an appropriate securities market benchmark, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Advisor’s similarly managed accounts.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund’s performance was above the average of both its Morningstar peer group and Cohort for the one-year period, and below the average of both for the three-, five-, and ten-year periods ended June 30, 2021.

The Board recognized that the Fund’s investments are subject to socially-responsible investment criteria as set forth in its prospectus, which are generally stricter than that employed by many of the funds in its comparative Morningstar peer group universe or Cohort and that shareholders investing in the Fund accept and desire a fund employing such criteria, even if it may impact performance to a greater extent than other socially responsible funds.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended June 30, 2021.  The Board also noted that the Advisor stated it does not manage any other accounts similarly to the Fund.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds and Cohort, as well as all expense waivers and reimbursements.  The Board noted that the Advisor represented it does not manage any other accounts with a similar strategy, but the Board did consider the fees charged by the Advisor to its separate account clients who invest the equity portion of their separately managed accounts in the Fund and considered the Advisor’s description of the services it provides to separate account holders for that separate account fee.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  The Board noted that the contractual management fee and the total net expense ratio were each above both the Morningstar peer group median and average and the Cohort median and average.  At the Board’s request, the Advisor agreed to consider a further reduction in the Expense Cap for the Fund and agreed to provide the Board with a proposal in the near future.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time and given the Advisor’s commitment to consider a reduction in the Fund’s Expense Cap, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.  The Board also took into account the Advisor’s marketing efforts to increase Fund assets.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board noted that the Advisor maintained a modest balance sheet.  The Board considered the profitability to the Advisor from its relationship with

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Fund and considered any additional material benefits derived by the Advisor from its relationship with the Fund, including the receipt of additional separate account management fees from certain separately managed accounts that are also invested in the Fund.  The Board considered that the overall amount of this additional separate account fee was minimal and that the fee was for different services than those provided by the Advisor to the Fund.  The Board also considered that the Fund does not charge Rule 12b-1 fees or utilize “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-800-385-7003 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

American Trust Allegiance Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
American Trust Investment Advisors, LLC
67 Etna Road, Suite 360
Lebanon, NH 03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

AN-ANNUAL

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2022	FYE 2/28/2021
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2022	FYE 2/28/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2022	FYE 2/28/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    5/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    5/6/2022

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date    5/9/2022

* Print the name and title of each signing officer under his or her signature.